EXHIBIT (2)(1)

Ross Miller

Secretary of State

204 North Carson Street, Ste 1

Carson City, Nevada 89707-4299

(775) 684-5708

Website: secretaryofstate.biz

FILED: 01:00 PM 05/04/2007

Document #: 20070316603

Entity #: E0315782007-3

ARTICLES OF CONVERSION

(Pursuant to NRS 92A.205)

1.

Name and jurisdiction of organization of constituent entity and resulting entity

National Healthcare Technology, Inc.

Name of constituent entity

Colorado

corporation

Jurisdiction

Entity type*

And,

Brighton Oil & Gas, Inc.

Name of resulting entity

Nevada

corporation

Jurisdiction

Entity type

2.

A plan of conversion has been adopted by the constituent entity in compliance with the law of the jurisdiction governing the constituent entity.

3.

Location of plan of conversion: (check one)

The entire plan of conversion is attached to these articles.

 The complete executed plan of conversion is on file at the registered office or principal place of business of the resulting entity.

The complete executed plan of conversion for the resulting domestic limited partnership is on file at the records office required by NRS 88.330.

*corporation, limited partnership, limited-liability limited partnership, limited-liability company or business trust.

4.

Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the resulting entity in the conversion):

Attn:

National Healthcare Technology, Inc.

c/o:

9595 Wilshire Blvd., Ste 510

Beverly Hills, CA 90212

5.

Effective date and time of filing: (optional) (must not be later than 90 days after the certificate is filed): 4-13-07

6.

Signatures – must be signed by:

1.

If constitute entity is a Nevada entity: an officer of each Nevada corporation; all general partners of each Nevada limited partnership or limited liability limited partnership; a manager of each Nevada limited-liability company with managers or one member if there are no managers; a trustee of each Nevada business trust; a managing partner of a Nevada limited-liability partnership (a.k.a. general partnership governed by NRS chapter 87).

2.

If constituent entity is a foreign entity: must be signed by the constituent entity in the manner provided by the law governing it.

Name of constituent entity

 x

/s/ Signature

President

4-30-07

Signature

Title

Date

*Pursuant to NRS 92A.205(4) if the conversion takes effect on a later date specified in the articles of conversion pursuant to NRS 92A.240, the constituent document filed with the Secretary of State pursuant to paragraph (b) subsection 1 must state the name and the jurisdiction of the constituent entity and that the existence of the resulting entity does not begin until the later date.

This statement must be included within the resulting entity’s articles.

FILING FEE: $350.00

This form must be accompanied by appropriate fees.

             Nevada Secretary of State 92A Conversion Revised 1-1-07

Ross Miller

Secretary of State

204 North Carson Street, Ste 1

Carson City, Nevada 89707-4299

(775) 684-5708

Website: secretaryofstate.biz

FILED: 01:00 PM 05/04/2007

Document #: 20070316604-59

Entity #: E0315782007-3

ARTICLES OF INCORPORATION

(Pursuant to NRS 78)

1.

Name of Corporation: Brighton Oil & Gas, Inc.

2.

Resident Agent Name and Street Address: (must be a Nevada address where process may be served)

Eastbiz.com, Inc.

Name

5348 Vegas Drive

Las Vegas

Nevada

89108

(MANDATORY) Physical Street Address

City

         Zip Code

(OPTIONAL) Mailing Address

City

         Zip Code

3.

Shares: number of shares corporation is authorized to issue.

Number of shares with par value: 100,000,000

Par value per share: $0.001

Number of shares without par value:

4.

Name & Addresses of the Board of Directors/Trustees: (each Director/Trustee must be a natural person at least 18  years of age; attach additional page if more than 3 directors/trustees)

1.

Linda Contreras

Name

9595 Wilshire Blvd. Suite 510

Los Angeles

CA

  90210

Street Address

City

State

         Zip Code

2.

Name

Street Address

City

State

         Zip Code

3.

Name

Street Address

City

State

         Zip Code

5.

Purpose (optional – see instructions)

The purpose of this Corporation shall be: all lawful purposes

6.

Name, Address and Signature of Incorporator: (attach additional page if more than 1 incorporator)

Claudia Zaman

/s/ Claudia Zaman

Name

Signature

27340 Riverside Lane

Valencia

CA

91354

Address

City

State

         Zip Code

3.

Certificate of Acceptance of Appointment of Resident Action

I hereby accept appointment as Resident Agent for the above named corporation.

X

Authorized Signature of R.A. or On Behalf of R.A. Company

Date

This form must be accompanied by appropriate fees.

Nevada Secretary of State Form 78 Amend

RESIDENT AGENT ACCEPTANCE

General Instructions for this form:

1.

Please print legibly or type; Black Ink Only

2.

Complete all fields. Do not highlight.

3.

Ensure that document is signed in signature field.

In the matter of Brighton Oil & Gas, Inc. (Name of business entity) I, EastBiz.com, Inc. (Name of resident agent) hereby state that on 5/1/07 I accepted the appointment as resident agent for the above named business entity. The street address of the resident agent in this state is as follows:

5348 Vegas Drive

(MANDTATORY) Physical Street Address

Suite Number

Las Vegas

NEVADA

89108

City

Zip Code

Optional: (address where mail will be sent)

________________________________________________________________________

(OPTIONAL) Additional Mailing Address

Suite Number

________________________________________________________________________

City                                                   State

Zip Code

X

/s/ Signature/

5/1/07

Authorized Signature of R.A. or on Behalf of R.A. Company

Date